EXHIBIT 24

                             GARMENT CAPITOL ASSOCIATES

                                   FILE NO. 0-768

                                  POWER OF ATTORNEY

                   We, the undersigned general partners of Garment Capitol

         Associates ("Associates"), hereby severally constitute and appoint

         Stanley Katzman and Richard A. Shapiro and each of them,

         individually, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names and in the capacities indicated below on behalf of Associates, any and all reports or other statements required to be filed with the

         Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Signature              Title                    Date

         /s/Peter L. Malkin
            Peter L. Malkin          General Partner     April 10, 1996

         /s/Thomas N. Keltner, Jr.
            Thomas N. Keltner, Jr.   General Partner     May 14, 1998

         /s/Richard A. Shapiro
            Richard A. Shapiro       General Partner     May 14, 1998






         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )

                   On the 10th day of April, 1996 before me personally came

         PETER L. MALKIN, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                       /s/Notary Public
                                          NOTARY PUBLIC









































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         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )

                   On the 14th day of May, 1998 before me personally came

         THOMAS N. KELTNER, JR. and RICHARD A. SHAPIRO, to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they executed the same.

                                       /s/Notary Public
                                          NOTARY PUBLIC




































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